UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 23, 2003
Date of Report (Date of earliest event reported)

IMPSAT Fiber Networks, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number 000-29085

Delaware (State or other jurisdiction of incorporation or organization)	52-1910372 (I.R.S. Employer Identification No.)

Elivra Rawson de Dellepiane 150
Piso 8, C1107BCA
Buenos Aires, Argentina
(Address of principal executive offices)
(Zip Code)

(5411) 5170-0000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     The following exhibit is filed as part of this report:

Exhibit No.

99	Press Release.

Item 9. Information Being Provided under Item 12.

     On May 23, 2003, IMPSAT Fiber Networks, Inc. announced its results of operations for the fiscal quarter ending March 31, 2003. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99 hereto. This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission’s final rule; interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPSAT Fiber Networks, Inc. (Registrant)

Date: May 27, 2003	By: /s/ Héctor Alonso Héctor Alonso Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99	Press Release dated May 23, 2003. Filed herewith.

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